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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 1, 2004


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      000-21531               05-0376157
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                    Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on December 7, 2004. The lead sentence in Section 1.01 of the Form 8-K should have stated that the named officers and directors of United Natural Foods, Inc. (the "Company") were granted options to purchase an aggregate of 538,100 shares of the Company's Common Stock, par value $0.01 per share. Item 1.01 of the Form 8-K should be amended and restated in its entirety as follows:

On December 1, 2004, officers and directors of the United Natural Foods, Inc. (the "Company"), comprised of Steve Townsend, Rick Antonelli, Michael Funk, Gordon Barker, Joseph Cianciolo, Gail Graham, James Heffernan, Thomas Simone, Rick Puckett, Daniel Atwood, Di Ann Sanchez, Michael Beaudry, Thomas Dziki and Gary Glenn, were granted options to purchase an aggregate of 538,100 shares of the Company's Common Stock, par value $0.01 per share, at an exercise price per share of $28.14, which represented the closing selling price per share of the Common Stock on the Nasdaq National Market on December 1, 2004. All of the awards were granted pursuant to the stockholder-approved United Natural Foods, Inc. Amended and Restated 1996 Stock Option Plan, as amended (the "1996 Plan"), a copy of which is on file with the Securities and Exchange Commission as exhibits to the Company's Definitive Proxy Statement for the year ended July 31, 2000. In the future, the Company also may grant its officers and directors stock option awards pursuant to the stockholder-approved United Natural Foods, Inc. 2002 Stock Incentive Plan (the "2002 Plan"), a copy of which is on file with the Securities and Exchange Commission as an exhibit to the Company's Annual Report on Form 10-K for the year ended July 31, 2003. Forms of individual agreements typically used in connection with qualified incentive stock option grants and non-qualified incentive stock option grants under the 1996 Plan, including the grants to the Company's officers and directors referenced above, are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. In addition, forms of individual agreements typically used in connection with qualified incentive stock option grants and non-qualified incentive stock option grants under the 2002 Plan are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.

At the Company's Annual Meeting of Stockholders held on December 1, 2004, stockholders approved the Company's 2004 Equity Incentive Plan, a copy of which is on file with the Securities and Exchange Commission as an exhibit to the Company's Definitive Proxy Statement for the year ended July 31, 2004.


Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

               10.1* Form of Qualified Incentive Stock Option Agreement pursuant to the United National Foods, Inc. Amended and Restated 1996 Stock Option Plan.

               10.2* Form of Non-Qualified Incentive Stock Option Agreement pursuant to the United National Foods, Inc. Amended and Restated 1996 Stock Option Plan.

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               10.3*          Form of Qualified Incentive Stock Option Agreement
                              pursuant to the United National Foods, Inc. 2002 Stock Incentive Plan.

               10.4* Form of Non-Qualified Incentive Stock Option Agreement pursuant to the United National Foods, Inc. 2002 Stock Incentive Plan.

               99.1* Press release, dated December 3, 2004: United Natural Foods Announces Stock Buy-Back Program

               99.2* Press release, dated December 6, 2004: United Natural Foods Announces 2004 Annual Meeting Results

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            *     Previously filed with the Securities and Exchange Commission as an exhibit to the Company's Current Report on Form 8-K filed on December 7, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED NATURAL FOODS, INC.


                                       By:  /s/ Rick D. Puckett
                                            ------------------------------
                                            Rick D. Puckett
                                            Vice President, Treasurer and
                                            Chief Financial Officer

                                       Date:  December 8, 2004

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

   10.1* Form of Qualified Incentive Stock Option Agreement pursuant to the United National Foods, Inc. Amended and Restated 1996 Stock Option Plan.

   10.2* Form of Non-Qualified Incentive Stock Option Agreement pursuant to the United National Foods, Inc. Amended and Restated 1996 Stock Option Plan.

   10.3* Form of Qualified Incentive Stock Option Agreement pursuant to the United National Foods, Inc. 2002 Stock Incentive Plan.

   10.4* Form of Non-Qualified Incentive Stock Option Agreement pursuant to the United National Foods, Inc. 2002 Stock Incentive Plan.

   99.1* Press release, dated December 3, 2004: United Natural Foods Announces Stock Buy-Back Program

   99.2* Press release, dated December 6, 2004: United Natural Foods Announces 2004 Annual Meeting Results

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*     Previously filed with the Securities and Exchange Commission as an exhibit to the Company's Current Report on Form 8-K filed on December 7, 2004.